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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS CONSENT


         We consent to the incorporation by reference in this Registration Statement of Silicon Valley Group, Inc. on Form S-8 of our reports dated October 24, 1996, appearing in and incorporated by reference in the Annual Report on Form 10-K of Silicon Valley Group, Inc. for the year ended September 30, 1996.




                                        DELOITTE & TOUCHE LLP



                                        San Jose, California
                                        May 5, 1997